                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Future Fund (the "Registrant") on Form 10-Q for the fiscal year ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ira Polk, Chief Financial Officer of Heinold Asset Management, Inc., general partner of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


March 13, 2003                                    /s/ IRA POLK
                                                  ----------------------------
                                                  Ira Polk
                                                  Chief Financial Officer



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